SECURITIES AND EXCHANGE COMMISION

                             Washington, D.C. 20549




                                    Form 8-K
                                 Current Report



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 12, 2002


                      International Mercantile Corporation
               (Exact name of Registrant as specified in charter)




    Missouri                         000-07693                  43-0970243
------------------              -------------------         ------------------
(State or other                 (Commission file             (I.R.S. Employer
jurisdiction of                       number)                 Identification
incorporation)                                                Number)



             65 LaGrande Avenue, Berkeley Heights, New Jersey 07922
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: 1-888-766-6909
                                                           --------------



                   Post Office Box 340, Olney, Maryland 20830
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 2. Acquisition or Disposition of Assets.
        -------------------------------------

     Pursuant to an Agreement and Plan of Exchange (which is attached hereto as an Exhibit), dated January 12, 2002 and effective January 12, 2002, Registrant exchanged 20,511,365 shares of its Class A Common Stock for 20,511,365 shares of the common stock of Solutions Technology, Inc. ("STI"). Following the exchange, Registrant owned all of the issued and outstanding shares of STI and STI became a wholly owned subsidiary of Registrant. Pursuant to the Agreement and Plan of Exchange, on the effective date, the Board of Directors of the Registrant resigned and was replaced with the Board of Directors of STI.


Item 7. Financial Statements and Exhibits.
        ----------------------------------

        a.   Financial Statements of Businesses Acquired.

             None

        b.   Pro Forma Financial Information.

             None

        c.   Exhibits.

             Exhibit 2.1: Agreement and Plan of Exchange


                                   Signatures
                                   ----------

     Pursuant to the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  January 25, 2002                    International Mercantile Corporation
                                            (Registrant)



                                            /s/ James M. Farinella
                                            ------------------------------------
                                                James M. Farinella / President






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